Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Lindsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of RealBiz Media Group, Inc. on Form 10-Q for the period ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of RealBiz Media Group, Inc.

Date: September 19, 2017

By:	/s/ Mark Lindsey
Name:	Mark Lindsey
Title:	Chief Financial (Principal Financial Officer and Principal Accounting Officer)